Rule 497(e)
Registration Nos. 333-167073 and 811-22417

Destra High Dividend Strategy Fund
(the “Fund”)

Supplement Dated November 1, 2011

To The Statement of Additional Information for
Destra High Dividend Strategy Fund
Dated August 10, 2011

The management fee paid to Destra Capital Advisors LLC is an annual amount equal to 0.85% of the Fund’s daily net assets, payable monthly.  Therefore, the first sentence of the second paragraph under “Investment Adviser and Sub-Adviser–Investment Adviser” is hereby replaced with the following:

For the management services provided by Destra, the Fund has agreed to pay a monthly fee in an annual amount equal to 0.85% of the Fund’s daily net assets

Please Keep This With Your Fund’s Statement of Additional Information
For Future Reference